Noe 10 - Income Taxes - Provision For Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Loss before income taxes	$ (1,987)	$ (886)
Less net loss attributable to non-controlling interest in subsidiary	(269)	(397)
Avalon Holdings Corporation common shareholders	$ (1,718)	$ (489)
Federal statutory rate	21.00%	21.00%
Computed Federal provision (benefit) for income taxes	$ (361)	$ (103)
State income taxes, net of federal income tax benefits	47	76
Change in valuation allowance	477	137
Increase in available federal tax credit	(185)	(164)
Other nondeductible expenses	41	39
Adjustment to deferred tax balances	38	109
Total provision for income taxes	$ 57	$ 94